UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 11, 2020

PROTEOSTASIS THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37695	20-8436652
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 Guest Street, Suite 500 Boston, MA	02135
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 225-0096

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.001 per share	PTI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retention Incentive Awards

As previously announced, on August 22, 2020, Proteostasis Therapeutics, Inc. (the “Company” or “PTI”) entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) with Yumanity Therapeutics, Inc., a Delaware corporation (“Yumanity”), Yumanity Holdings, LLC, a Delaware limited liability company (“Holdings”) and Pangolin Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of PTI. On September 11, 2020, the transaction committee of the Company’s Board of Directors, consisting of three non-employee directors (the “Transaction Committee”), approved a Key Employee Retention Program, pursuant to which certain employees of the Company, including the individuals listed below (the “Executives”), will receive one-time retention incentive awards (the “Retention Awards”). The purpose of the Retention Awards is to ensure the retention and continued focus of certain key employees, both during the pendency of and following the closing of the merger contemplated by the Merger Agreement (the “Merger”). The Retention Awards amounts for the Executives are listed below.

Name	Title	Retention Amount

Meenu Chhabra	President, Chief Executive Officer and Interim Principal Financial Officer	$283,290

Marija Zecevic, Ph.D.	Chief Commercial Officer	$152,880

The Retention Awards will vest and be paid immediately prior to the closing of the Merger, and either be paid in cash or settled with a restricted stock unit award with an equivalent cash value, in the Board of Directors’ sole discretion. The Retention Awards are subject to the Executives and other applicable employees executing a retention agreement in a form acceptable to the Transaction Committee.

The Transaction Committee also determined that all options currently held by the Executives and other employees receiving Retention Awards priced above $7.00 will be cancelled upon the closing of the Merger.

Additional Information about the Proposed Merger and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transaction between PTI, Holdings and Yumanity. In connection with the proposed Merger, PTI will file relevant materials with the Securities and Exchange Commission (the “SEC”), including a registration statement on Form S-4 that will contain a prospectus and a proxy statement. PTI will mail the proxy statement/prospectus to the PTI stockholders, and the securities may not be sold or exchanged until the registration statement becomes effective. Investors and security holders of PTI and Yumanity are urged to read these materials when they become available because they will contain important information about PTI, Holdings, Yumanity and the Merger. This communication is not a substitute for the registration statement, definitive proxy statement/prospectus or any other documents that PTI may file with the SEC or send to stockholders in connection with the proposed transaction. Investors and security holders may obtain free copies of the documents filed with the SEC on PTI’s website at http://www.proteostasis.com, by contacting PTI’s Investor Relations at (617) 225-0096 or the SEC’s website at www.sec.gov. Investors and security holders are urged to read the proxy statement, prospectus and other relevant materials when they become available before making any voting or investment decision with respect to the Merger.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

PTI and its directors and executive officers, Holdings and its directors and executive officers, and Yumanity and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of PTI in connection with the proposed transaction. Information about the executive officers and directors of PTI is set forth in PTI’s Definitive Proxy Statement on Schedule 14A relating to the 2020 Annual Meeting of Stockholders, filed with the SEC on April 29, 2020. Other information regarding the interests of such individuals, as well as information regarding Holdings’ directors and executive officers and Yumanity’s directors and executive officers, will be set forth in the proxy statement/prospectus, which will be included in PTI’s registration on Form S-4 when it is filed with the SEC. You may obtain free copies of these documents as described in the preceding paragraph.

Item 8.01 Other Events.

The disclosure set forth under Item 5.02 of this report is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements (including within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended) concerning PTI, Yumanity and the proposed merger. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the management of PTI, as well as assumptions made by, and information currently available to, management. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the risk that the conditions to the closing of the proposed merger are not satisfied, including the failure to obtain stockholder approval for the proposed merger in a timely manner or at all; uncertainties as to the timing of the consummation of the proposed merger and the ability of each of PTI and Yumanity to consummate the merger; risks related to PTI’s ability to correctly estimate and manage its operating expenses and its expenses associated with the proposed merger pending closing; risks related to PTI’s continued listing on the Nasdaq Capital Market until closing of the proposed merger; risks related to the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the proposed merger; the risk that as a result of adjustments to the exchange ratio, PTI stockholders or Yumanity stockholders could own more or less of the combined company than is currently anticipated; risks related to the market price of PTI Common Stock relative to the exchange ratio; the risk that the conditions to payment under the contingent value rights will be not be met and that the contingent value rights may otherwise never deliver any value to PTI stockholders; risks associated with the possible failure to realize certain anticipated benefits of the proposed merger, including with respect to future financial and operating results; the ability of PTI or Yumanity to protect their respective intellectual property rights; competitive responses to the merger and changes in expected or existing competition; unexpected costs, charges or expenses resulting from the proposed merger; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed merger; the success and timing of regulatory submissions and pre-clinical and clinical trials; regulatory requirements or developments; changes to clinical trial designs and regulatory pathways; changes in capital resource requirements; risks related to the inability of the combined company to obtain sufficient additional capital to continue to advance its product candidates and its preclinical programs; and legislative, regulatory, political and economic developments. These and other risks and uncertainties are more fully described in periodic filings with the SEC, including the factors described in the section titled “Risk Factors” in PTI’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2020 filed with the SEC, and in other filings that PTI makes and will make with the SEC in connection with the proposed Merger. PTI can give no assurance that the conditions to the merger will be satisfied. You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. PTI expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 17, 2020	Proteostasis Therapeutics, Inc.

	By:	/s/ Janet Smart
	Name:	Janet Smart
	Title:	Senior Vice President, Legal Affairs